Exhibit 4.1

[TREDEGAR CORPORATION STOCK CERTIFICATE]

NUMBER                                                                                   SHARES

                                          TC

COMMON STOCK                                                                     COMMON STOCK
                                                                                                   CUSIP 894650 10 0
                                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS

TREDEGAR CORPORATION
—A VIRGINA CORPORATION—

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Tredegar Corporation transferable on the books of the Corporation by the owner hereof in person or by duly authoried attorney upon surrender of this certificate properly endrosed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

CERTIFICATE OF STOCK

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:

                                                            [TREDEGAR CORPORATION SEAL VIRGINIA]

/s/ Nancy M. Taylor                                                                                                                        /s/ John D. Gottwald

SECRETARY                                                                                                                                  PRESIDENT

 Countersigned and Registered:

 NATIONAL CITY BANK
(CLEVELAND, OH)
                    TRANSFER AGENT
                   AND REGISTRAR
By

                                  Authorized Signature

TREDEGAR CORPORATION

    THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST TO THE OFFICE OF THE CORPORATION IN RICHMOND, VIRGINIA, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY CLASS AUTHORIZED TO BE ISSUED IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF FUTURE SERIES OR CLASSES.

   This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Tredegar Corporation, a Virginia corporation (the “Company”) and National City Bank, an Ohio corporation (the “Rights Agent”), as successor to American Stock Transfer & Trust Company, dated as of June 30, 1999, as may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on the file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Right Agreement. Rights that are owned or that were previously owned by a Person who is, was or becomes an Acquiring Person or any Affiliate or Associate of an Acquiring Person may become null and void.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common                  UNIF GIFT MIN ACT - ...................Custodian...................
TEN ENT     - as tenants by the entireties                                                       (Cust)                        (Minor)
JT TEN         - as joint tenants with right of                                                 under Uniform Gifts to Minors
                        survivorship and not as tenants                                           Act...............................................
                        in common                                                                                                          (State)

                                                                               UNIF TRANS MIN ACT.................Custodian.....................
                                                                                                                           (Cust)                          (Minor)
                                                                                                                       under Uniform Transfers to Minors
                                                                                                                       Act...............................................
                                                                                                                                                  (State)

Additional abbreviations may be used though not in the above list.

   For value received, _________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
____________________________________________________________________________________
____________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________________________________________
Attorney to transfer the said stock our the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________

                                    _________________________________________________________
                                                     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                             NOTICE:    AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                     WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________________________
                                                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                                       INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOANS ASSOCIATIONS
                                                                       AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MULTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.